UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report (earliest event reported): October 3, 2008

APPLE REIT NINE, INC.

(Exact name of registrant as specified in its charter)

Virginia	333-147414	26-1379210
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Nine, Inc. hereby amends Item 9.01 of its Current Report on Form 8-K dated October 3, 2008 and filed (by the required date) on October 8, 2008 for the purpose of filing certain financial statements and information. In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

(b)	Pro forma financial information.

The below pro forma financial information pertains to the hotel referred to in the financial statements (see (a) above) and to a separate group of recently purchased hotels.

Apple REIT Nine, Inc. (Unaudited)

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2008	15
Notes to Pro Forma Condensed Consolidated Balance Sheet	17
Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2008 and the Twelve Months Ended December 31, 2007	18
Notes to Pro Forma Condensed Consolidated Statement of Operations	21

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

None.

Independent Auditors’ Report

To the Partners of

RSV Twinsburg Hotel, Ltd.

Twinsburg, Ohio

We have audited the accompanying balance sheets of RSV Twinsburg Hotel, Ltd. as of December 31, 2007 and 2006, and the related statements of operations, changes in partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of RSV Twinsburg Hotel, Ltd. as of December 31, 2007 and 2006, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Novogradac & Company LLP

Cleveland, Ohio

September 23, 2008

RSV TWINSBURG HOTEL, LTD.

BALANCE SHEETS

December 31, 2007 and 2006

	2007	2006
ASSETS

PROPERTY AND EQUIPMENT
Land and improvements	$1,004,865	$1,004,865
Building and improvements	7,038,600	7,034,130
Furniture, fixtures and equipment	3,399,169	3,295,024

	11,442,634	11,334,019
Less accumulated depreciation	(5,007,769)	(4,580,112)

	6,434,865	6,753,907
OTHER ASSETS
Cash and cash equivalents:
Operations	582,603	596,993
Reserve for furniture, fixtures and equipment	397,171	168,835
Tax and insurance escrows	191,088	196,068
Accounts receivable, net	138,543	71,111
Prepaid expenses	38,937	44,052
Deferred charges, net	74,783	93,463

Total other assets	1,423,125	1,170,522

TOTAL ASSETS	$7,857,990	$7,924,429

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable—trade	$65,362	$82,745
Accrued expenses:
Operating expenses	182,832	144,013
Real estate and other taxes	245,772	235,557
Management fees	20,704	18,307
Sales and occupancy taxes	23,280	21,233
Advance deposits	88,025	78,788
Mortgage note payable	7,844,383	8,006,276

Total liabilities	8,470,358	8,586,919
PARTNERS’ CAPITAL	(612,368)	(662,490)

TOTAL LIABILITIES AND PARTNERS’ CAPITAL	$7,857,990	$7,924,429

The accompanying notes are an integral part of these financial statements.

RSV TWINSBURG HOTEL, LTD.

STATEMENTS OF OPERATIONS

For the years ended December 31, 2007 and 2006

	2007	2006
REVENUES
Rooms	$3,565,285	$3,300,796
Food and beverage	1,460,972	1,369,171
Telephone	14,480	19,269
Ancillary income	160,839	174,915

	5,201,576	4,864,151
DEPARTMENTAL EXPENSES
Rooms	757,860	725,092
Food and beverage	798,225	756,402
Telephone	40,547	41,265
Ancillary services	94,643	96,481

	1,691,275	1,619,240

DEPARTMENTAL INCOME	3,510,301	3,244,911

UNDISTRIBUTED OPERATING EXPENSES
Marketing and advertising	461,982	377,252
General and administrative	415,572	367,741
Energy costs	220,061	218,905
Repairs and maintenance	252,435	227,085
Franchise fees	178,951	165,810
Management fees	260,124	243,207

	1,789,125	1,600,000

OPERATING INCOME	1,721,176	1,644,911

FIXED EXPENSES
Insurance	10,739	30,954
Property and other taxes	251,977	243,846
Interest	647,344	659,992
Depreciation and amortization	446,337	444,835

	1,356,397	1,379,627

INCOME BEFORE OTHER INCOME (EXPENSE)	364,779	265,284

OTHER INCOME (EXPENSE)
Interest	12,213	13,063
Miscellaneous	27,980	27,493
Partnership expense	(4,850)	(10,424)

	35,343	30,132

NET INCOME	$400,122	$295,416

The accompanying notes are an integral part of these financial statements.

RSV TWINSBURG HOTEL, LTD.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL

For the years ended December 31, 2007 and 2006

BALANCE—JANUARY 1, 2006	$(507,906)
Distributions	(450,000)
Net income	295,416

BALANCE—DECEMBER 31, 2006	(662,490)
Distributions	(350,000)
Net income	400,122

BALANCE—DECEMBER 31, 2007	$(612,368)

The accompanying notes are an integral part of these financial statements.

RSV TWINSBURG HOTEL, LTD.

STATEMENTS OF CASH FLOWS

For the years ended December 31, 2007 and 2006

	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$400,122	$295,416
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	446,337	444,835
Changes in operating assets and liabilities:
(Increase) decrease in accounts receivable, net	(67,432)	53,720
Decrease (increase) in prepaid expenses	5,115	(12,302)
(Decrease) increase in accounts payable—trade	(17,383)	696
Increase (decrease) in accrued expenses	53,478	(49,123)
Increase in advance deposits	9,237	16,416

Total adjustments	429,352	454,242

Net cash provided by operating activities	829,474	749,658

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(108,615)	(365,200)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on mortgage note payable	(161,893)	(149,246)
Distributions to partners	(350,000)	(450,000)

Net cash used in financing activities	(511,893)	(599,246)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	208,966	(214,788)
CASH AND CASH EQUIVALENTS—BEGINNING OF YEAR	961,896	1,176,684

CASH AND CASH EQUIVALENTS—END OF YEAR	1,170,862	961,896

LESS RESTRICTED CASH AND CASH EQUIVALENTS
Reserve for furniture, fixtures and equipment	(397,171)	(168,835)
Tax and insurance escrow	(191,088)	(196,068)

UNRESTRICTED CASH AND CASH EQUIVALENTS—END OF YEAR	$582,603	$596,993

Supplemental disclosure of cash flow information:
Cash paid for interest	$647,344	$659,992

The accompanying notes are an integral part of these financial statements.

RSV TWINSBURG HOTEL, LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 and 2006

1. General

RSV Twinsburg Hotel, Ltd. (the “Partnership”), an Ohio limited partnership, was formed in June 1998 to own and operate a hotel under the franchise of Hilton Hotel. The 142-room Hilton Garden Inn (the “Hotel”) located in Twinsburg, Ohio began operations in May 1999.

On August 1, 2008, Apple Nine Hospitality Ownership, Inc., a Virginia corporation, entered into a contract with RSV Twinsburg Hotel, Ltd. to acquire the Hotel.

The accompanying financial statements have been prepared for the purpose of enabling Apple Nine Hospitality Ownership, Inc. to comply with certain requirements of the Securities and Exchange Commission.

2. Summary of significant accounting policies and nature of operations

Accounting method

The Partnership prepares its financial statements on the accrual basis of accounting consistent with accounting principles generally accepted in the United States of America.

Accounts receivable

Accounts receivable represents unbilled hotel guest charges for guests staying at the hotel as of the end of the year and corporate account customer charges from various times throughout the year. The Company estimates an allowance for doubtful accounts based on historical activity. As of December 31, 2007 and 2006, the allowance for doubtful accounts was $7,158 and $2,555, respectively.

Advertising costs

Advertising costs are expensed when incurred. Advertising expense for the years ended December 31, 2007 and 2006 was $39,296 and $39,501, respectively, which is included in marketing and advertising expense in the accompanying statements of operations.

Allocation

Income, loss and cash flow are allocated in accordance with the terms of the Partnership Agreement.

Cash and cash equivalents

Cash and cash equivalents include all cash balances and highly liquid investments with original maturities of three months or less at the date of acquisition.

Concentration of credit risk

The Partnership deposits its cash in financial institutions. At times, the account balances may exceed the institution’s federally insured limits. The Partnership has not experienced any losses in such accounts.

Deferred charges

Capitalized loan costs are amortized on the straight-line method over the life of the mortgage. The license fee is amortized over the life of the agreement. Amortization expense for the years ended December 31, 2007 and 2006 was $18,680 and $18,680, respectively.

	2007	2006
Capitalized loan costs	$171,146	$171,146
License fee	31,300	31,300

	202,446	202,446
Less: accumulated amortization	(127,663)	(108,983)

Deferred charges, net	$74,783	$93,463

Economic concentrations

The Partnership operates one hotel in Twinsburg, Ohio. Future operations could be affected by changes in economic or other conditions in that geographical area or by changes in the travel and tourism industry.

Impairment of long-lived assets

The Partnership reviews its long-lived assets for impairment whenever events or changes in the circumstances indicate that the carrying value may not be recoverable. Recoverability is measured by a comparison of the carrying amount to the future net undiscounted cash flow expected to be generated and any estimated proceeds from the eventual disposition. If the long-lived assets are considered to be impaired, the impairment to be recognized is measured at the amount the asset exceeds the fair value as determined from an appraisal, discounted cash flows analysis, or other valuation technique. There were no impairment losses recognized during 2007 and 2006.

Income taxes

The Partnership is not taxed directly on its income, rather the respective items of income or expense are reported by the partners on their individual returns; therefore, no provision for income taxes is provided for in these financial statements.

Organizational and start-up costs

Organizational and start-up costs are expensed in the year incurred.

Property and equipment

Property and equipment are recorded at cost. Depreciation is computed on the straight-line basis and other accelerated methods over the estimated useful lives as follows:

Building and improvements	15 to 39 years
Furniture, fixtures and equipment	5 to 7 years

Furniture, fixtures and equipment consist primarily of room furniture, fixtures, kitchen equipment, computer equipment, and operating equipment. Operating equipment consists of primarily of china, glassware, silverware, pots and pans, and linen.

Depreciation expense for the years ended December 31, 2007 and 2006, was $427,657 and $426,155, respectively.

Maintenance and repairs are charged against income as incurred and major improvements that significantly extend the useful life of property and equipment are capitalized.

Costs directly associated with the acquisition, development, and construction of the Partnership are capitalized. Such costs include interest, property taxes, insurance, pre-acquisition expenditures, and other direct costs incurred during the construction period.

Restricted cash

Pursuant to note agreements, the Partnership is required to maintain certain cash reserves for the replacement of and additions to furniture, fixtures, and equipment and a tax and insurance escrow. The unexpended reserve, classified as reserve for furniture, fixtures and equipment on the accompanying balance sheets, totaled $397,171 and $168,835, respectively, as of December 31, 2007 and 2006. The tax and insurance escrow on the accompanying balance sheets totaled $191,088 and $196,068 as of December 31, 2007 and 2006, respectively.

Revenue recognition

For financial reporting, the Partnership recognizes income on the accrual method of accounting. Under this method, revenue is recognized when services are performed. Revenue from advance deposits are deferred and included in income when the services to which they relate are delivered.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

3. Mortgage note payable

In May 2001, the Partnership obtained a loan from Prudential Mortgage Capital Company LLC in the amount of $8,700,000. The loan is payable in monthly installments of principal and interest based on a twenty-five year amortization schedule. The remaining principal is due at the maturity date of June 2011. The loan is secured by a first mortgage and the assignment of revenues.

The balance of the mortgage note payable as of December 31, 2007 and 2006 was $7,844,383 and $8,006,276, respectively. The terms of the note are as follows:

Original amount	$8,700,000
Original date	May 2001
Maturity date	June 2011
Interest rate	8.05%
Current monthly payment	$67,436

The annual principal payment requirements are as follows:

2008	$173,700
2009	190,300
2010	206,500
2011	7,273,883

$7,844,383

4. Related party transactions

Management fee

The Partnership has contracted with a related corporation, Gateway Hospitality Group, Inc., an affiliate of the General Partner, to provide management services for a fee of 5% of revenue. Total management fees of $260,124 and $243,207 have been expensed for 2007 and 2006, respectively, under the above-mentioned management contract with $20,704 and $18,307 included in accrued expenses at December 31, 2007 and 2006, respectively.

5. License agreement

The Partnership entered into a 20-year license agreement in October 1998 with Hilton Inns, Inc., which commenced in May 1999. The agreement allows the Partnership to operate the hotel under the Hilton Garden Inn name. The Partnership paid a $31,300 license fee, which is capitalized and amortized over the life of the agreement. The agreement requires the payment of a monthly franchise fee and a monthly program fee of 5% and 3.6%, respectively, of gross room revenues, as defined in the license agreement. The monthly program fee is subject to change, however, increases will not exceed 1% in any calendar year and cumulative increases will not exceed 5% of gross room revenues. For the years ended December 31, 2007 and 2006, franchise fees totaled $178,951 and $165,810, respectively. Program fees of $131,844 and $119,383, were incurred in 2007 and 2006, respectively, and included in rooms expense and marketing and advertising on the accompanying statements of operations.

6. Retirement plan

The Partnership maintains a 401(k) retirement plan for its employees. There were no partnership contributions made to this plan for the years ended December 31, 2007 and 2006.

RSV TWINSBURG HOTEL, LTD.

BALANCE SHEETS (UNAUDITED)

June 30, 2008 and 2007

	2008	2007
ASSETS

PROPERTY AND EQUIPMENT
Land and improvements	$1,004,865	$1,004,865
Building and improvements	7,108,615	7,038,600
Furniture, fixtures and equipment	3,449,721	3,387,262

	11,563,201	11,430,727
Less accumulated depreciation	(5,232,869)	(4,789,962)

	6,330,332	6,640,765
OTHER ASSETS
Cash and cash equivalents:
Operations	369,649	415,439
Reserve for furniture, fixtures and equipment	300,865	282,762
Tax and insurance escrows	90,830	88,275
Accounts receivable, net	100,982	59,981
Prepaid expenses	33,211	30,000
Deferred charges, net	65,443	84,123

Total other assets	960,980	960,580

TOTAL ASSETS	$7,291,312	$7,601,345

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable—trade	$16,920	$112,062
Accrued expenses:
Operating expenses	164,681	136,583
Real estate and other taxes	132,467	125,902
Management fees	22,194	24,515
Sales and occupancy taxes	32,943	36,313
Advance deposits	131,298	107,368
Mortgage note payable	7,757,548	7,924,305

Total liabilities	8,258,051	8,467,048
PARTNERS’ CAPITAL	(966,739)	(865,703)

TOTAL LIABILITIES AND PARTNERS’ CAPITAL	$7,291,312	$7,601,345

RSV TWINSBURG HOTEL, LTD.

STATEMENTS OF OPERATIONS (UNAUDITED)

For the six months ended June 30, 2008 and 2007

	2008	2007
REVENUES
Rooms	$1,793,650	$1,688,040
Food and beverage	645,624	711,796
Telephone	3,920	7,552
Ancillary income	82,044	81,063

	2,525,238	2,488,451

DEPARTMENTAL EXPENSES
Rooms	383,272	366,995
Food and beverage	391,200	372,418
Telephone	17,479	20,236
Ancillary services	54,015	51,253

	845,966	810,902

DEPARTMENTAL INCOME	1,679,272	1,677,549

UNDISTRIBUTED OPERATING EXPENSES
Marketing and advertising	231,129	230,898
General and administrative	199,285	204,345
Energy costs	117,381	105,360
Repairs and maintenance	135,706	130,707
Franchise fees	89,836	84,723
Management fees	126,238	124,423

	899,575	880,456

OPERATING INCOME	779,697	797,093

FIXED EXPENSES
Insurance	4,360	5,706
Property and other taxes	139,488	121,120
Interest	317,783	322,648
Depreciation and amortization	234,440	219,190

	696,071	668,664

INCOME BEFORE OTHER INCOME (EXPENSE)	83,626	128,429

OTHER INCOME (EXPENSE)
Interest	1,770	4,939
Miscellaneous	12,783	16,019
Partnership expense	(2,550)	(2,600)

	12,003	18,358

NET INCOME	$95,629	$146,787

RSV TWINSBURG HOTEL, LTD.

STATEMENTS OF CASH FLOWS (UNAUDITED)

For the six months ended June 30, 2008 and 2007

	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$95,629	$146,787
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	234,440	219,190
Changes in operating assets and liabilities:
Decrease in accounts receivable, net	37,561	11,130
Decrease in prepaid expenses	5,726	14,052
(Decrease) increase in accounts payable—trade	(48,442)	29,317
Decrease in accrued expenses	(120,303)	(95,797)
Increase in advance deposits	43,273	28,580

Total adjustments	152,255	206,472

Net cash provided by operating activities	247,884	353,259

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(120,567)	(96,708)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on mortgage note payable	(86,835)	(81,971)
Distributions to partners	(450,000)	(350,000)

Net cash used in financing activities	(536,835)	(431,971)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(409,518)	(175,420)
CASH AND CASH EQUIVALENTS—BEGINNING OF PERIOD	1,170,862	961,896

CASH AND CASH EQUIVALENTS—END OF PERIOD	761,344	786,476

LESS RESTRICTED CASH AND CASH EQUIVALENTS
Reserve for furniture, fixtures and equipment	(300,865)	(282,762)
Tax and insurance excrow	(90,830)	(88,275)

UNRESTRICTED CASH AND CASH EQUIVALENTS—END OF PERIOD	$369,649	$415,439

Supplemental disclosure of cash flow information:
Cash paid for interest:	$317,783	$322,648

Apple REIT Nine, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2008 (unaudited)

(in thousands, except share data)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Nine, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date
Hilton Garden Inn	Tucson, AZ	$18.4	July 31, 2008
Homewood Suites	Charlotte, NC	5.7	September 24, 2008
Courtyard	Santa Clarita, CA	22.7	September 24, 2008
Hampton Inn & Suites	Allen, TX	12.5	September 26, 2008
Hilton Garden Inn	Twinsburg, OH	17.8	October 6, 2008
Hilton Garden Inn	Lewisville, TX	28.0	October 16, 2008
Hilton Garden Inn	Duncanville, TX	19.5	October 21, 2008

	Total	$124.6

This Pro Forma Condensed Consolidated Balance Sheet also assumes all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of Texas Western Management Partners, L.P., Dimension Development Company, McKibbon Hotel Group, Inc. and Gateway Hospitality Group, Inc. under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of Apple REIT Nine, Inc. and the historical balance sheets of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Nine, Inc. is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of June 30, 2008, nor does it purport to represent the future financial position of Apple REIT Nine, Inc.

The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the historical balance sheets of the acquired hotels, as included in this document.

Balance Sheet as of June 30, 2008 (unaudited)

(In thousands, except share data)

	Company Historical Balance Sheet	Pro forma Adjustments		Total Pro forma
ASSETS
Investment in hotel properties, net	$—	$127,853	(A)	$127,853
Cash and cash equivalents	162,579	(109,641	)(C)	52,938
Other assets, net	242	—		242

Total Assets	$162,821	$18,212		$181,033

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$—	$13,966		$13,966
Accounts payable and accrued expenses	51	4,246	(B)	4,297

Total Liabilities	51	18,212		18,263

Preferred stock, authorized 30,000,000 shares	—	—		—
Series A preferred stock, no par value, authorized 400,000,000 shares	—	—		—
Series B convertible preferred stock, no par value, authorized 480,000 shares	48	—		48
Common stock, no par value, authorized 400,000,000 shares	163,359	—		163,359
Distributions greater than net income	(637)	—		(637)

Total Shareholders’ Equity	162,770	—		162,770

Total Liabilities and Shareholders’ Equity	$162,821	$18,212		$181,033

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)	The estimated total purchase price for the 7 properties that have been purchased after June 30, 2008 consists of the following. This purchase price allocation is preliminary and subject to change.

(In thousands)	Tucson, AZ Hilton Garden Inn	Charlotte, NC Homewood Suites	Santa Clarita, CA Courtyard	Allen, TX Hampton Inn & Suites	Twinsburg, OH Hilton Garden Inn	Duncanville, TX Hilton Garden Inn	Lewisville, TX Hilton Garden Inn	Total Combined
Purchase price per contract	$18,375	$5,750	$22,700	$12,500	$17,792	$19,500	$28,000	$124,617
Other closing and capitalized costs (credits) incurred	131	92	73	112	143	98	94	743
Acquisition fee payable to Apple Suites Realty Group (2% of purchase price per contract)	368	115	454	250	356	390	560	2,493

Investment in hotel properties	18,874	5,957	23,227	12,862	18,291	19,988	28,654	127,853	(A)

Net other assets/(liabilities) assumed	(5)	54	(35)	(136)	(167)	(13,966)	(3,957)	(18,212	)(B)

Total purchase price	$18,869	$6,011	$23,192	$12,726	$18,124	$6,022	$24,697	$109,641	(C)

(B)	Represents other assets and liabilities assumed in the acquisition of the hotel including, mortgages payable, operational charges and credits and prepaid or accrued property taxes.

(C)	Represents the reduction of cash and cash equivalents by the amount utilized to fund the acquisitions.

Apple REIT Nine, Inc.

Pro Forma Condensed Consolidated Statements of Operations (unaudited)

For the year ended December 31, 2007 and six months ended June 30, 2008

(in thousands, except per share data)

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Nine, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date
Hilton Garden Inn	Tucson, AZ	$18.4	July 31, 2008
Homewood Suites	Charlotte, NC	5.7	September 24, 2008
Courtyard	Santa Clarita, CA	22.7	September 24, 2008
Hampton Inn & Suites	Allen, TX	12.5	September 26, 2008
Hilton Garden Inn	Twinsburg, OH	17.8	October 6, 2008
Hilton Garden Inn	Lewisville, TX	28.0	October 16, 2008
Hilton Garden Inn	Duncanville, TX	19.5	October 21, 2008

	Total	$124.6

These Pro Forma Condensed Consolidated Statements of Operations also assume all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of Texas Western Management Partners, L.P., Dimension Development Company, McKibbon Hotel Group, Inc. and Gateway Hospitality Group, Inc. under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Statements of Operations of Apple REIT Nine, Inc. and the historical Statements of Operations of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Nine, Inc. are not necessarily indicative of what the actual financial results would have been assuming such transactions had been completed on the latter of January 1, 2007, or the date the hotel began operations nor do they purport to represent the future financial results of Apple REIT Nine, Inc.

The unaudited Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with, and is qualified in its entirety by the historical Statements of Operations of the acquired hotels, as included in this document.

Pro Forma Condensed Consolidated Statement of Operations (unaudited)

For the six months ended June 30, 2008

(In thousands, except per share data)

	Company Historical Statement of Operations	Tucson, AZ Hilton Garden Inn (A)	Charlotte Lakeside Hotel, L.P. Charlotte, NC Homewood Suites (A)	Santa Clarita, CA Courtyard (A)	Allen Stacy Hotel, Ltd. Allen, TX Hampton Inn & Suites (A)	RSV Twinsburg Hotel, Ltd. Twinsburg, OH Hilton Garden Inn (A)	SCI Duncanville Hotel, Ltd. Duncanville, TX Hilton Garden Inn (A)	SCI Lewisville Hotel, Ltd. Lewisville, TX Hilton Garden Inn (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$—	$944	$1,026	$1,759	$1,604	$1,794	$2,198	$2,208	$—		$11,533
Other revenue	—	158	19	217	55	731	897	1,084	—		3,161

Total revenue	—	1,102	1,045	1,976	1,659	2,525	3,095	3,292	—		14,694

Expenses:
Operating expenses	—	356	646	811	690	1,330	1,482	1,606	—		6,921
General and administrative	111	364	207	373	115	199	205	268	500	(B)	2,342
Management and franchise fees	—	111	93	176	114	216	260	199	—		1,169
Taxes, insurance and other	—	76	60	159	131	144	186	172	—		928
Depreciation of real estate owned	—	275	238	546	266	234	323	685	(2,567	)(C)	1,867
									1,867	(D)
Interest, net	(385)	284	623	556	282	306	415	571	(2,177	)(E)	475

Total expenses	(274)	1,466	1,867	2,621	1,598	2,429	2,871	3,501	(2,377)		13,702
Gain on debt cancellation	—	—	(1,711)	—	—	—	—	—	1,711	(E)	—
Income tax expense	—	—	—	—	—	—	—	—	—	(G)	—

Net income (loss)	$274	$(364)	$889	$(645)	$61	$96	$224	$(209)	$666		$992

Basic and diluted earnings per common share	$0.09										$0.09

Weighted average common shares outstanding—basic and diluted	3,196								8,128	(F)	11,324

Pro Forma Condensed Consolidated Statement of Operations (unaudited)

For the year ended December 31, 2007

(In thousands, except per share data)

	Company Historical Statement of Operations	Charlotte Lakeside Hotel, L.P. Charlotte, NC Homewood Suites (A)	Santa Clarita, CA Courtyard (A)	Allen Stacy Hotel, Ltd. Allen, TX Hampton Inn & Suites (A)	RSV Twinsburg Hotel, Ltd. Twinsburg, OH Hilton Garden Inn (A)	SCI Duncanville Hotel, Ltd. Duncanville, TX Hilton Garden Inn (A)	SCI Lewisville Hotel, Ltd. Lewisville, TX Hilton Garden Inn (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$—	$2,735	$2,019	$2,873	$3,565	$3,806	$1,198	$—		$16,196
Other revenue	—	55	310	106	1,637	1,888	652	—		4,648

Total revenue	—	2,790	2,329	2,979	5,202	5,694	1,850	—		20,844

Expenses
Operating expenses	—	1,501	1,091	1,213	2,626	2,802	1,107	—		10,340
General and administrative	15	460	464	220	416	408	195	900	(B)	3,078
Management and franchise fees	—	248	205	204	439	435	100	—		1,631
Taxes, insurance and other	—	115	169	195	263	258	122	—		1,122
Depreciation of real estate owned	—	448	867	551	446	932	1,099	(4,343	)(C)	2,600
								2,600	(D)
Interest, net	2	47	612	587	612	1,070	690	(2,795	)(E)	825

Total expenses	17	2,819	3,408	2,970	4,802	5,905	3,313	(3,638)		19,596
Income tax expense	—	—	—	—	—	—	—	—	(G)	—

Net income (loss)	$(17)	$(29)	$(1,079)	$9	$400	$(211)	$(1,463)	$3,638		$1,248

Basic and diluted earnings per common share	$(1,684.60)									$0.16

Weighted average common shares outstanding—basic and diluted	—							7,653	(F)	7,653

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited):

(A)	Represents results of operations for the hotels on a pro forma basis as if the hotels were owned by the Company at January 1, 2007 for the respective period prior to acquisition by the Company. The Company was initially formed on November 9, 2007, and had no operations prior to that date. Additionally, three properties began operations subsequent to January 1, 2007 and had limited historical operational activity prior to their opening. These properties are as follows: Santa Clarita, California Courtyard opened in May 2007, Lewisville, Texas Hilton Garden Inn opened in August 2007, and Tucson, Arizona Hilton Garden Inn opened in March 2008.

(B)	Represents adjustments to level of administrative and other costs associated with being a public company and owning additional properties, including the advisory fee, accounting and legal expenses, net of cost savings derived from owning multiple operating properties.

(C)	Represents elimination of historical depreciation and amortization expense of the acquired properties.

(D)	Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operation. The weighted average lives of the depreciable assets are 39 years for building and seven years for furniture, fixtures and equipment (FF&E). These estimated useful lives are based on management’s knowledge of the properties and the hotel industry in general.

(E)	Interest expense and gain on debt cancellation related to prior owner’s debt which was not assumed has been eliminated. Interest income has been adjusted for funds used to acquire properties as of January 1, 2007, or the dates the hotels began operations.

(F)	Represents the weighted average number of shares required to be issued to generate the purchase price of each hotel, net of any debt assumed. The calculation assumes all properties were acquired on the latter of January 1, 2007, or the dates the hotels began operations.

(G)	Estimated income tax expense of our wholly owned taxable REIT subsidiaries is zero based on the contractual agreement put in place between the Company and our lessees, based on a combined tax rate of 40% of taxable income. Based on the terms of the lease agreements, our taxable subsidiaries would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Nine, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer

October 24, 2008